UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 28, 2003
(Date of earliest event reported)

SANGSTAT MEDICAL CORPORATION
(Exact name of Registrant as specified in its charter)

                          Delaware                                                                           0-22890                                                                  94-3076-069
 (State of incorporation or organization)                                     (Commission File No.)                                     (IRS Employer Identification No.)

6300 Dumbarton Circle
Fremont, CA 94555
(Address of principal executive offices)

(510) 789-4300
(Registrant’s telephone number, including area code)

Item 5.                    Other Events

                                On April 28, 2003, SangStat Medical Corporation issued the attached press release announcing its sales and earnings for the period ended March 31, 2003.

Item 7.                    Exhibits.

                                (a)           Not applicable.

                                (b)           Not applicable.

                                (c)           Not applicable.

                                Exhibit No.                                                                                             Description

                                99.1                                         Press release dated April 28, 2003.

Item 9.                    Regulation FD Disclosure

                                Incorporated by reference is a press release issued by the Registrant on April 28, 2003, regarding earnings for the first quarter 2003, attached as Exhibit 99.1.  This information is being furnished pursuant to Item 12 – Results of Operations and Financial Condition, of Form 8-K and is being presented under Item 9 of Form 8-K in accordance with interim guidance issued by the Securities and Exchange Commission in Release Nos.  33-8216 and 34-47583.  This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

SIGNATURE

                                Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                SANGSTAT MEDICAL CORPORATION

                                                                                                                                By:          /s/ Stephen G. Dance
                                                                                                                                                Stephen G. Dance
Date:  April 28, 2003                                                                                                             Chief Financial Officer

EXHIBIT INDEX

                Exhibit No.                                                                            Description

                99.1                         Press release dated April 28, 2003.